UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2022

DOLPHIN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Florida	001-38331	86-0787790
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Alhambra Circle, Suite 1200, Coral Gables, Florida 33134
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (305) 774 -0407

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.015 par value per share	DLPN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On November 14, 2022 (the “Closing Date”), Dolphin Entertainment, Inc., a Florida corporation (the “Company”), through its wholly-owned subsidiary Social MidCo, LLC (“MidCo”), acquired all of the issued and outstanding membership interests of Socialyte, LLC, a Delaware limited liability company (“Socialyte”), pursuant to a membership interest purchase agreement dated the Closing Date, between the Company and NSL Ventures, LLC (the “Acquisition”). Socialyte is a NY and Los Angeles-based creative agency specializing in social media influencer marketing campaigns for brands.

On November 14, 2022, the Company filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 (the “Original Report”), in which the Company reported in Item 5 the consummation of the Acquisition and related matters. This Current Report on Form 8-K is being filed to further amend the Original Report to provide (i) the audited consolidated balance sheets of Socialyte as of December 31, 2021 and 2022 and the related consolidated statements of operations, consolidated statements of member’s equity (deficit) and consolidated statements of cash flows for the years ended December 31, 2021 and 2020, together with the accompanying notes thereto, (ii) the unaudited consolidated financial statements of Socialyte as of and for the nine month period ended September 30, 2022, and (iii) the unaudited pro forma condensed combined financial information of the Company. giving effect to the Acquisition, as of September 30, 2022 and for the year ended December 31, 2021 and the nine months ended September 30, 2022.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated balance sheets of Socialyte as of December 31, 2021 and 2022 and the related consolidated statements of operations, consolidated statements of member’s equity (deficit) and consolidated statements of cash flows for the years ended December 31, 2021 and 2020, together with the accompanying notes thereto and the unaudited consolidated financial statements of Socialyte as of and for the nine month period ended September 30, 2022 are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information, including the condensed combined balance sheet as of September 30, 2022, statement of operations for the nine months ended September 30, 2022 and statement of operations for the period ending December 31, 2021 are filed as Exhibit 99.2 and are incorporated herein by reference. The unaudited pro forma condensed combined financial information was prepared giving effect to the Acquisition as if it had occurred on January 1, 2021. This unaudited pro forma condensed combined financial information is provided for illustrative purposes only and does not purport to represent what the Company's actual results of operations or financial position would have been if the Acquisition had occurred on the dates indicated, nor are they necessarily indicative of the Company's future operating results or financial position.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description
23.1	Consent of Aprio, LLP
99.1	Historical Consolidated Financial Information of Socialyte, LLC
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Dolphin Entertainment, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

Date: January 30, 2023	By:	/s/ Mirta A. Negrini
Mirta A. Negrini
Chief Financial and Operating Officer